EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
27-Sep-04                                                             30-Sep-04

Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A               Period #
25-Oct-04                 ------------------------------                     18

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
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Balances
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                                                                                       Initial             Period End
         Receivables                                                            $1,643,640,298           $730,798,660
         Reserve Account                                                           $12,327,302            $12,788,977
         Yield Supplement Overcollateralization                                     $9,034,825             $4,223,930
         Class A-1 Notes                                                          $380,000,000                     $0
         Class A-2 Notes                                                          $455,000,000                     $0
         Class A-3 Notes                                                          $470,000,000           $396,969,257
         Class A-4 Notes                                                          $296,913,000           $296,913,000
         Class B Notes                                                             $32,692,000            $32,692,000

Current Collection Period
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         Beginning Receivables Outstanding                                        $769,851,340
         Calculation of Total Distribution Amount
                  Regular Principal Distributable Amount
                           Receipts of Scheduled Principal                         $20,622,263
                           Receipts of Pre-Paid Principal                          $17,408,990
                           Liquidation Proceeds                                       $660,285
                           Principal Balance Allocable to Gross Charge-of             $361,142
                  Total Receipts of Principal                                      $39,052,681

                  Interest Distribution Amount
                           Receipts of Interest                                     $3,824,955
                           Servicer Advances                                                $0
                           Reimbursement of Previous Servicer Advances                ($50,373)
                           Accrued Interest on Purchased Receivables                        $0
                           Recoveries                                                 $112,842
                           Net Investment Earnings                                     $12,487
                  Total Receipts of Interest                                        $3,899,910

                  Release from Reserve Account                                              $0

         Total Distribution Amount                                                 $42,591,449

         Ending Receivables Outstanding                                           $730,798,660

Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                      $399,526
         Current Period Servicer Advance                                                    $0
         Current Reimbursement of Previous Servicer Advance                           ($50,373)
         Ending Period Unreimbursed Previous Servicer Advances                        $349,152

Collection Account
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         Deposits to Collection Account                                            $42,591,449
         Withdrawals from Collection Account
                  Servicing Fees                                                      $641,543
                  Class A Noteholder Interest Distribution                          $1,330,538
                  First Priority Principal Distribution                                     $0
                  Class B Noteholder Interest Distribution                             $79,823
                  Regular Principal Distribution                                   $38,832,953
                  Reserve Account Deposit                                                   $0
                  Unpaid Trustee Fees                                                       $0
                  Excess Funds Released to Depositor                                $1,706,591
         Total Distributions from Collection Account                               $42,591,449



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Excess Funds Released to the Depositor
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                  Release from Reserve Account                               $683,422
                  Release from Collection Account                          $1,706,591
         Total Excess Funds Released to the Depositor                      $2,390,013

Note Distribution Account
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         Amount Deposited from the Collection Account                     $40,243,314
         Amount Deposited from the Reserve Account                                 $0
         Amount Paid to Noteholders                                       $40,243,314

Distributions
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         Monthly Principal Distributable Amount                       Current Payment      Ending Balance     Per $1,000     Factor
         Class A-1 Notes                                                           $0                  $0         $0.00       0.00%
         Class A-2 Notes                                                           $0                  $0         $0.00       0.00%
         Class A-3 Notes                                                  $38,832,953        $396,969,257        $82.62      84.46%
         Class A-4 Notes                                                           $0        $296,913,000         $0.00     100.00%
         Class B Notes                                                             $0         $32,692,000         $0.00     100.00%

         Interest Distributable Amount                                Current Payment          Per $1,000
         Class A-1 Notes                                                           $0               $0.00
         Class A-2 Notes                                                           $0               $0.00
         Class A-3 Notes                                                     $704,547               $1.50
         Class A-4 Notes                                                     $625,992               $2.11
         Class B Notes                                                        $79,823               $2.44



Carryover Shortfalls
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                                                                              Prior
                                                                         Period Carryover     Current Payment    Per $1,000
         Class A-1 Interest Carryover Shortfall                                    $0                  $0            $0
         Class A-2 Interest Carryover Shortfall                                    $0                  $0            $0
         Class A-3 Interest Carryover Shortfall                                    $0                  $0            $0
         Class A-4 Interest Carryover Shortfall                                    $0                  $0            $0
         Class B Interest Carryover Shortfall                                      $0                  $0            $0


Receivables Data
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                                                                     Beginning Period       Ending Period
         Number of Contracts                                                   44,966              43,636
         Weighted Average Remaining Term                                        36.51               35.60
         Weighted Average Annual Percentage Rate                                5.22%               5.22%

         Delinquencies Aging Profile End of Period                      Dollar Amount          Percentage
                  Current                                                $656,340,599              89.81%
                  1-29 days                                               $60,032,681               8.21%
                  30-59 days                                              $10,820,830               1.48%
                  60-89 days                                               $2,142,149               0.29%
                  90-119 days                                                $418,085               0.06%
                  120-149 days                                             $1,044,315               0.14%
                  Total                                                  $730,798,660             100.00%
                  Delinquent Receivables +30 days past due                $14,425,380               1.97%


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         Write-offs
                  Gross Principal Write-Offs for Current Period              $361,142
                  Recoveries for Current Period                              $112,842
                  Net Write-Offs for Current Period                          $248,301

                  Cumulative Realized Losses                               $5,053,050


         Repossessions                                                  Dollar Amount               Units
                  Beginning Period Repossessed Receivables Balance         $1,688,809                  74
                  Ending Period Repossessed Receivables Balance              $892,644                  38
                  Principal Balance of 90+ Day Repossessed Vehicles          $158,614                   7


Yield Supplement Overcollateralization
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         Beginning Period Required Amount                                  $4,443,658
         Beginning Period Amount                                           $4,443,658
         Ending Period Required Amount                                     $4,223,930
         Current Period Release                                              $219,728
         Ending Period Amount                                              $4,223,930
         Next Distribution Date Required Amount                            $4,009,564

Reserve Account
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         Beginning Period Required Amount                                 $13,472,398
         Beginning Period Amount                                          $13,472,398
         Net Investment Earnings                                              $12,487
         Current Period Deposit                                                    $0
         Current Period Release to Collection Account                              $0
         Current Period Release to Depositor                                 $683,422
         Ending Period Required Amount                                    $12,788,977
         Ending Period Amount                                             $12,788,977


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